Exhibit 10.19

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

**** INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Pemex

Gas and Basic Petrochemicals

Basic Petrochemical Commercialization Office

Mexico, D.F. as of January 6, 2005

GCPB – 32/05

RHODIA FOSFATADOS DE MÉXICO, S.A. DE C.V.

MR. JOSÉ ROBERTO FLORES ATHIE

TEL. (921) 2180200

FAX: (921) 2180138

By this mean, we notify you that the logistics adjustments for the Sulfur price formula will be modified as of January 1st, 2005 as per the actual market conditions and the policies established by the Petroleum Prices, Natural Gas and Petrochemical Products and Inter-organizations Committee. It is important to appoint that the price formula is still in force according to the last update notified at the beginning of July 2004.

The aforesaid, was authorized by the Secretary of Tax and Public Credit, so hereby the logistic value in the price formula indicated in Exhibit 5 of the Supply Contract executed with your company are actualized.

Attached are the logistic values per Shipper Center in force as of January 1st, 2005.

Regards

Ing. Armando Flores Tovar

Manager

In PGPB the highest priority is the safety of our workers, clients, neighbors and the environment.

LOGISTIC ADJUSTMENT AS OF JANUARY 1ST, 2005

CENTER	(DOL/TON)	REF(*)
CACTUS	(****)	T
CD. PEMEX	(****)	T
MATAPIONCHE	(****)	T
NUEVO PEMEX	(****)	T
SALINA CRUZ	(****)	T
CADEREYTA	(****)	T
MADERO AND ARENQUE	(****)	T
MINATITLAN	(****)	T
POZA RICA	(****)	T
TULA	(****)	T
SALAMANCA	(****)	T

Pemex

Gas and Basic Petrochemicals

Basic Petrochemical Commercialization Office

Mexico, D.F. as of October 30th, 2003

RHODIA FOSFATADOS DE MÉXICO, S.A. DE C.V.

MR. JOSÉ ROBERTO FLORES ATHIE

TEL. (921) 2180200

FAX: (921) 2180138

By this mean, we notify you that the Sulfur price formula will be modified as of November 1st as per the actual market conditions and the policies established by the Petroleum Prices, Natural Gas and Petrochemical Products Committee.

The aforesaid, was authorized by the Secretary of Tax and Public Credit, so hereby the price formula in Exhibit 5 of the Supply Contract executed with your company is replaced.

Attached is the formula in force as of November 1st, 2003.

Regards

Ing. Armando Flores Tovar

In charge of Management

In PGPB the highest priority is the safety of our workers, clients, neighbors and the environment.

FORMULA FOR CONTRACTUAL PRICE OF SULFUR (CONSUMPTIONS >= TON/MONTH)

(Reference: Tampa)

P.C.= MAXIMUM OF (SALAMANCA, CADEREYTA, TULA, POZA RICA, MATAPIONCHE, MADERO, CACTUS, NVO. PEMEX, CD. PEMEX, SALINA CRUZ AND MINATITLAN)	[FCI* (REFERENCE PRICE + LOGISTIC ADJUSTMENT) * FD] UNITARY SALES COST

P.C.: CONTRACT SULFUR PRICE LIQUID AND SOLID

REFERENCE PRICE: (****)

FCI: COMMERCIALIZATION FACTOR PER SHIPPER CENTER= OF 0,80 TO 1.20 I= SALAMANCA CADEREYTA, TULA, POZA RICA, MATAPIONCHE, MADERO, CACTUS, NVO. PEMEX, CD. PEMEX, SALINA CRUZ AND MINATITLAN.

FD: DISCOUNT FACTOR AS PER THE DISCOUNT PER VOLUME CHART.

UNITARY SALES COST = (****) PESOS/TON

TC: AVERAGE EXCHANGE RATE OF 15 DAYS PRIOR TO DAY 27 OF THE QUOTATIONS PUBLISHED IN THE OFFICIAL FEDERATION GAZETTE.

TAMPA REFERENCE: (****)

ACTUALIZATION DATE: 1ST DAY OF EACH MONTH.

In PGPB the highest priority is the safety of our workers, clients, neighbors and the environment.

DISCOUNTS PER VOLUME

Monthly Volume	Disc%	DF
500 – 2,500	(****)	(****)
2,501 – 5,000	(****)	(****)
5,001 – 7,500	(****)	(****)
7,501 – 10,000	(****)	(****)
10,001 – 15,000	(****)	(****)
15,01 – 20,000	(****)	(****)
> 20,000	(****)	(****)

LOGISTIC ADJUSTMENT

(NOVEMBER – DECEMBER)

CENTER	(DOL/TON)	REF(*)
CACTUS	(****)	T
CD. PEMEX	(****)	T
MATAPIONCHE	(****)	T
NUEVO PEMEX	(****)	T
SALINA CRUZ	(****)	T
CADEREYTA	(****)	T
MADERO	(****)	T
MINATITLAN	(****)	T
POZA RICA	(****)	T
TULA	(****)	T
SALAMANCA	(****)	T

SULFUR SUPPLY

CONTRACT EXECUTED

BY AND BETWEEN

PEMEX GAS Y PETROQUÍMICA BÁSICA

AND

RHODIA FOSFATADOS DE MÉXICO, S.A. DE C.V.

DATED: NOVEMBER 1ST, 2000

I N D E X

9.2	Exemption, renewal or reduction of guarantee for product sale by credit	12

9.3	Payment Guarantees	12

9.4	Cost Payment	12

9.5	Breach of payment	12

Clause 10.	Prohibition to Compensate	13

Clause 11.	Other Statements and Guarantees of the Buyer	13

Clause 12.	Labor Relations	14

Clause 13.	Termination of Contract	15

Clause 14.	Special Causes for Rescission	15

14.1	Causes for Rescission	15

14.2	Effects of Contract Rescission	16

Clause 15.	Confidentiality	16

Clause 16.	Non Stipulation in Favor of Third Parties; Cession	17

16.1	Non Stipulation in favor of third parties	17

16.2	Cessions by the Buyer	17

16.3	Cessions by the Seller	17

Clause 17.	Liability release	17

17.1	Chance or Force Majure	17

17.2	Notification	18

17.3	Payment of Sold and Delivered Product	18

17.4	Non imposition of obligation to prorate	19

17.5	Other causes for liability release	19

Clause 18.	Limitations of Liability	19

Clause 19.	Change of Circumstance	20

Clause 20.	Satisfactory Documentation	20

Clause 21.	Notifications	20

Clause 22.	Autonomy of Dispositions	21

Clause 23.	Amendments	21

Clause 24.	Legal Regime and Jurisdiction	21

Clause 25.	Duration	21

Clause 26.	Totality of the Contract	22

SIGNATURES		22

EXHIBITS		23

Exhibit 1	Production Centers and Shipper Centers	25

Exhibit 2	Product Specifications	27

Exhibit 3	Terms to Establish Delivery Schedules	34

	Order Format	35

	Definite Delivery Schedule Format	36

Exhibit 4	Independent Inspectors	38

Exhibit 5	Price

SULFUR

SUPPLY CONTRACT

SULFUR SUPPLY CONTRACT executed as of November 1st, 2000 between PEMEX GAS Y PETROQUIMICA BÁSICA, (the “Seller”), represented by its Basic Petrochemicals Commercialization Manager, Cap. Jesus Gontran Lizárraga Almada and Rhodia Fosfatados de México, S.A. de C.V., (the “Buyer”), represented by Mr. Silvio Fagundes Lucinda, according to the following statements and clauses.

S T A T E M E N T S

The Seller states:

I. It is a Decentralized Organization of the Federal Public Government of the Mexican United States with technical, industrial and commercial character, and with own legal representation and patrimony, and full capacity to execute this contract according to the Petroleos Mexicanos and Subsidiary Organizations Organic Law (Ley Orgánica de Petróleos Mexicanos y Organismos Subsidiarios), published as of July 16, 1992 in the Official Federation Gazette.

II. That as a State entity has as purpose to process natural gas, natural gas liquids an artificial gas, the storage, transportation, distribution and commercialization of these hydrocarbons, and also derivates, which are susceptible to serve as basic raw industrial materials.

III. That it is willing to sell and deliver Sulfur to the Buyer, as per the terms and conditions of this contract;

IV. That has the organization, elements and technical capacity, financial, commercial and legal to comply with the obligations herein.

V. That the legal capacity of its Basic Petrochemicals Commercialization Manager to sign this Contract is proved with public deed number 75,079, dated July 8, 1998 granted before PhD. Ma. Teresa Rodríguez y Rodríguez, Notary Public No. 114 of Mexico City.

VI. That it fiscal domicile is located in Avenida Nacional, No. 239, Col. Huasteca, México, D.F. Zip Code 11311.

The Buyer States:

I. That it is a duly incorporated company, with legal existence according to the Laws of Mexico, proven by public deed number 65,786 dated July 6, 2000, which contains its charter of incorporation and bylaws, granted before Lic. Carlos de Pablo Serna, Notary Public 137, duly inscribed in the Public Registry for Commerce and Property under file number 103,384, as of July 28, 2000.

II. That under its corporate purpose it is able to produce, transform, recover, refine, produce, process and industrialize by any chemical or physical process, all kinds of chemical industry products and industries, for which they need he supply of Sulfur.

III. That it is willing to buy and receive from the Seller Sulfur, under the terms and conditions herein.

IV. That it has the organization, elements and technical, financial, commercial and legal capacity to fulfill the obligations herein, including the capacity to handle, transport, store and process Sulfur, and that it is aware of the risks involved with the handling, transportation, storage and processing of Sulfur and has the capacity to outcome liabilities derived from accidents derived from such handling, transportation, storage as processing, that it is fully aware of the provisions and requirements of the Law, regulations and guidelines, and all legal matters regarding handling Sulfur.

V. That the legal capacity of Mr. Silvio Fagundes Lucinda to execute and sign this Contract is proved with public deed number 65,786 dated July 6, 2000, granted before Lic. Carlos de Pablo Serna, Notary Public 137, duly inscribed in the Public Registry for Commerce and Property under file number 103,384, as of July 28, 2000.

VI. That its fiscal domicile is located at Temistocles No. 10 piso 9, Col. Chapultepec Polanco, Delegación Miguel Hidalgo, Zip Code 11580.

WHEREAS, the statements herein, parties agree to comply with the following:

C L A U S E S

CLAUSE 1. DEFINITIONS; TITLES AND REFERENCES.

1.1 Definitions: For the purposes of this Contract, the following terms shall have the following meanings:

“Affiliate”: In relation with any person or entity, any other person or entity that controls it or controlled by it or with it under common control.

“Year”: Calendar Year

“Shipper Center”: Any of the filling facilities located in the Gas processing Centers of the Seller or the refineries of Pemex Refinación indicated in Exhibit 1, I which the Seller produces Sulfur to be delivered to the Buyer.

“Contract:” This Sulfur Supply Contract including all of its Exhibits, amendments, supplements or Exhibits added during its duration.

“Day”: Natural Day.

“Moratory Interests”: The lack of payment on time and form by the client shall derive in charges of moratory interests, which will be determined over unpaid due balance, from the immediate day after the due term and during all the time that the payment is in default, until total payment.

“Month”: Calendar Month.

“Plant”: Any of the Buyer’s plants in Mexico, in which it uses Sulfur delivered by the Seller as per this contract for mix and distribution.

“Product”: Sulfur with the specifications as per Exhibit 2.

“Definite Delivery Schedule”: In relation with any Month, the final delivery Schedule of the Product as determined according to Clause 3.4 herein.

“Proposed Delivery Schedule”: The proposed delivery Schedule of the Product as per Clause 3.3 herein, requested by the client.

“Contractual Volume”: In relation with any Month, the Product volume that the Seller is obliged to sell and the Buyer is obliged to buy as per this Contract, determined according to Clause 3 herein.

“Petroleum Prices, Natural Gas and Petrochemical Products Committee”: The responsible of establishing price policies in the domestic market of the Institution and to authorize the applicable price formulas for each product.

“AUEPS”: Amplified Use Electronic Payment System.

“Corporate Finance Office”: Entity responsible of coordinating the financial activities of the institution and to establish the regulations that rule its functions.

“Institutional Credit Committee”: Responsible of authorizing credits, extensions, guarantee exemptions, and to establish applicable credit policies to Pemex Gas and Petroquimica Basica clients.

“Base Contractual Volume”: (****) metric volume tons that the Seller is obliged to sell and the Buyer is obliged to buy.

“T.I.I.E.”: Average bank Interest Inter-bank rates rate published by the Central Bank (Banco de Mexico) in the Official Federation Gazette.

1.2 Titles and References: Titles mentioned in this Contract shall not affect its interpretation. Unless otherwise provided, al references made to Clauses and Exhibits are those of this Contract.

CLAUSE 2. PURPOSE.

Under the terms of this Contract, the Buyer is obliged to buy Product from the Seller and the Seller is obliged to sell Product to the Buyer.

CLAUSE 3. VOLUME AND DELIVERY SCHEDULE.

3.1 Contractual Volume: Under the terms and provisions herein, the Product volume to be sold by the Seller and bought by the Buyer in any Month (The “Contractual Volume” for such Month) shall be between the (i) Base Contractual Volume and (ii) the volume requested by the Buyer. The determination of the Contractual Volume between such base amounts and requested in relation with any Month and the corresponding delivery Schedule, will be made according to the following provisions of this Clause 3 herein:

3.2 Schedule Proposed by the Buyer: Not later that the fifth day of each Month, the Buyer shall send to the Seller:

(i) a delivery Schedule proposed in relation to the following Month under the terms provided by Num. I of Exhibit 3, trough which the Buyer will notify the Seller the Product volume that it wishes to receive during such Month, the approximate dates and the Shipper Center(s) in which the Buyer wishes to load the product, transportation is responsibility of the Buyer; and

(ii) an estimation of the Product volume that anticipates to buy during the following (2) Months.

3.3 Determination of Contractual Volume: The Seller shall respond to the proposed Schedule of the Buyer in relation to the following Month within (20) Days after receiving such proposal trough the document mentioned in Num. II of Exhibit 3, herein, in the intelligence that:

(i) if the requested volume b the Buyer in relation with any Month is the Base Contractual Volume, the Seller shall supply the requested volume and such volume shall constitute the Contractual Volume for such Month;

(ii) if the requested volume by the Buyer in relation with any Month is higher than the Base Contractual Volume, the Seller may choose to supply any volume between the requested volume and the Base Contractual Volume and the Volume determined this way by the Seller, shall constitute the Contractual Volume for such Month; and

(iii) if the requested volume by the buyer in relation with any Month is inferior than the Base Contractual Volume, the Seller will supply the requested volume. However, in this case (and in the event that the Buyer does not send the proposed Schedule to the Seller), the Base Contractual Volume shall be considered as the Contractual Volume for such Month, for the purposes of applying the provisions of Clause 3.5 and the operational flexibility provided in Clause 3.6.

Additionally to establish the Contractual Volume for the corresponding Month, the document delivered to the Buyer by the Seller as per this Clause 3.3 will constitute the “Definite Delivery Schedule” and as such it shall specify the Product Volume to be delivered during such Month, and the Shipper Center(s) in which the Seller will deliver (such may establish different dates and Shipper Centers than those proposed by the Buyer); unless otherwise provided or due to sporadic maintenance reasons in Shipper Centers different from those proposed by the Buyer, delivery shall be made in most relatively uniform way during the corresponding Month.

3.4 Definite Delivery Schedule: The Seller shall send a confirmation with regard the deliveries that will be made in a Month, at least 5 Days prior to the beginning of such Month under the terms of Num. III of Exhibit 3. In such confirmation, the Seller is able to modify the Proposed Delivery Schedule with regard the Product Volume to be delivered in such Month and the Shipper Center(s) in which the deliveries have to be made, s long as this right of the Seller does not affect its obligation to (i) deliver all the Contractual Volume during such Month and (ii) to perform the deliveries in a most relatively uniform way during the corresponding Month unless otherwise provided or due to sporadic maintenance reasons in Shipper Centers different from those proposed by the Buyer. The delivery Schedule confirmed by the Seller in relation with any month shall be the “Definite Delivery Schedule”. It is hereby agreed that deliveries to be made as per Definite Delivery Schedules shall be subject to the provisions of Num. VI of Exhibit 3 herein.

3.5 Contractual Volume; fixed obligation:

3.5.1 With the purpose of guaranteeing the regular supply of the Product and allow both parties to be in optimal conditions to perform the planning of their respective activities, the parties agree that the Contractual Volume shall be fixed, unless the decision of the Buyer of not receiving the Contractual Volume is due to an act of chance or force majure or is due to the unfulfilment of the Seller to supply the Contractual Volume.

3.5.2 In the event that the Buyer receives an inferior volume than the Contractual Volume during (2) consecutive Months or not, during a semester, the Seller shall have the right to (i) reduce the applicable Contractual Volume for all the following Months to a volume equal to the average monthly volume of the non delivered volume of that semester, such reduction shall be notified to the Buyer within the next (15) Days after that last Day of the semester in which the Buyer received inferior volume than the Contractual Volume; or (ii) to rescind the Contract with immediate effects, without the need of a judicial statement, trough a personal notification to the Buyer given within 60 Days after the last day of the semester in which the breach took place.

3.6 Flexibility due to operational reasons; break by maintenance:

3.6.1 Parties will not be liable if in any Month they supply or receive an inferior volume then the Contractual Volume, as long as:

(i) such is due to operational reasons; and

(ii) such decrease is not over 5% of the Contractual Volume for that Month, under any circumstance.

3.6.2 Each party shall have the right to suspend purchase or sale of the Product, during one ore more Days, which added do not exceed (30) Days in any Year, without the obligation to sell or buy afterwards, the volumes of the Product that was not supplied or received as long as:

(i) such suspensions are strictly due to break by maintenance of any Shipper Center(s) different from those proposed by the Buyer in its Schedule, or any other production center of the Seller or the Plant, whichever the case.

(ii) the product volume not received or supplied, is not over the monthly average of the Contractual Volume of a Year, during any Year.

Any party who wishes to suspend the purchase or sale of the Product according to the aforesaid, shall notify the other party of the dates Scheduled for such break as soon as possible, but at least 30 Days prior to the first day o the break, except for those cases in which the break is due to corrective maintenance, in which event the parties hall notify in writing the same Day in which the event takes place, as per Clause 21 “Notifications” herein.

3.7 Coordination of Schedules: With the purpose of coordinating delivery Schedules, each party shall appoint a representative who will have the fundamental responsibility of coordinating the operational details regarding the delivery of the Product as per this Contract.

CLAUSE 4. MEASUREMENT OF VOLUME.

4.1 Volume: The volume of each delivery shall be determined by the Seller’s personnel in the scale installed in the Shipper Center, weighting the transport before and after the cargo operation. The Buyer shall have the right to appoint a representative to witness the uploaded Product weight, and to be present during the calibration of the scales, and when there is a non agreeable difference the intervention of an independent inspector shall be requested (which fees shall be paid by both parties equally) “selected by the parties” between the inspectors provided in Exhibit 4 herein, to verify such measurements. The Seller commits to deliver to the Buyer, upon its request and at any moment, the evidence of compliance of the weight equipment maintenance and calibration Schedule and to evidence the manufacturer and the legal verification of the Secretary of Economy (Secretaría de Comercio y Fomento Industrial) regarding the precision of such equipment.

4.2 Effects: The measurements of volume made as per the aforesaid procedure shall be definite and mandatory for both parties, except for manifest error. In any way, not withstanding the subsequent right of the parties to demonstrate manifest error in such measurements, the determination of volume made this way shall govern for the purposes of invoicing and in relation with the obligation of the Buyer to pay the corresponding amount according to Clause 9.

CLAUSE 5. QUALITY.

5.1 Specifications: The Product to be sold as per this Contract shall have the specifications provided in Exhibit 2 herein.

5.2 Determination of Quality: The Seller shall carry on quality tests of the Product to be supplied from its storage tanks according to the methods provided in Exhibit 2, and will elaborate the corresponding quality certificates. The Buyer shall have the right to request from the Seller such certificates, and also the intervention of an independent inspector among those provided in Exhibit 4, in the event of an inconformity and such shall verify I the Seller’s laboratories that the product supported by those certificates have the minimum characteristics provided in Exhibit 2. The final results of the quality analysis carried out as per this Clause 5.2 shall be definite and mandatory for both parties with the exception of manifest error.

The service fee for the independent inspector shall be paid by the party who committed the mistake, that is if the inspectors confirms the minimum quality required, the fees shall be paid by the Buyer and if it is determined that the quality does not comply with the minimum requirements, the fees shall be paid by the Seller.

5.3 Non stipulation of guarantees: The Seller exclusively guarantees that the Product sold as per this Contract complies, in the corresponding Shipper Center, with the specifications expressly provided in Exhibit 2. The Seller does not grant any other guarantee neither expressly nor implicitly. The Buyer, by this mean releases the Seller from any other kind of guarantee, including and not limited to, any commercially implicit guarantee or suitability for any purpose, in particular regarding the sale of the Product as per this Contract.

CLAUSE 6. DELIVERY.

6.1 Form of delivery: transmission of property. All deliveries of Product shall be made to the transports provided by the Buyer in the Shipper Centers (in the intelligence that the buyer is responsible of all transportation expenses), according to the following terms of this Clause 6. The transmission of property from the Seller to the Buyer shall be considered carried out on the moment in which the Product is deposited on the corresponding transportation. In such moment, the responsibility of the Seller regarding the Product will end and the Buyer will assume all risks regarding loss, damage, reduction, contamination or evaporation, and all other risks inherent to the handling, transportation, storage and processing of the Product. Any loss or damage occasioned to any property of the Seller or third party during the operations of upload and transportation attributed to the transport, or its operators shall be responsibility of the Buyer. The aforesaid is according to Exhibit 3.

6.2 Manifestation that the Buyer is acquainted with the Shipper Centers; general procedures. The Buyer states that it is acquainted with all conditions, installations and procedures of the Shipper Centers and producers, including the conditions, procedures and installations for the delivery of the Product. The conditions, procedures and installations of the Shipper Centers and producers, may be changed in any moment, in such event the Seller shall notify the Buyer accordingly. The Buyer also recognizes in this act that the in force general procedures of the Shipper Centers and producers in any moment related, among other aspects, with the determination of volume and security measures in cargo operations, will be complementary (as long as they are not contradictory) to the specified procedures of this Contract. Notwithstanding the aforesaid, it is expressly agreed that all deliveries to be carried out shall be done according to numbers IV and V of Exhibit 3.

CLAUSE 7. NOTIFICATION OF CLAIMS.

7.1 Volume and quality: Any claim that the Buyer may have regarding this Contract in relation with volume or Product Quality shall notify it as per Clause 21 of this Contract to the Seller within (3) Days after the delivery date, but before downloading the Product by the Buyer in the Plant, in the intelligence that the claim shall be made on the first instance by phone, followed immediately by a fax sent to the operation representative of the area, appointed by the Seller as per Clause 3.7. The operation representatives of the area appointed by the parties shall procure to resolve such claim by mutual agreement. If the claim is not resolved by the representatives, the Buyer shall confirm the claim to the Seller within 10 Days from the sate in which the Buyer sent the claim by fax to the Seller.

7.2 Other claims: Any other claim that Buyer may have in relation with this Contract shall be notified to the Seller as per Clause 7.1 within 30 Days fro the actual Day the events took place which originated the claim, and such shall be resolved as per Clause 7.1.

7.3 Liability release of the Seller: The Seller shall not be liable before the Buyer (and it is considered that the Buyer waivers such) regarding any claim that is not notified as per the aforesaid Clauses 7.1 and 7.2.

CLAUSE 8. PRICE.

The price of deliveries of the Product shall be fixed according to market conditions and the guidelines provided by the Petroleum Prices, Natural Gas and Petrochemical Products Committee of Petróleos Mexicanos or the person, Organization, Commission or Committee that replaces it. According to Exhibit 5 of this Contract.

CLAUSE 9. TERMS FOR PAYMENT.

9.1 Currency, time and place of payment; default: The Buyer shall carry out all payments provided in this Contract, in Mexican Pesos, without discounts or reductions, in the account and bank that will be appointed by the Seller, trough one of the following options: a) cash, b) checks from the same Bank in which the deposit is made, c) with checks from other banks but from the same plaza (the Seller will not accept remittance charges) d) electronic transfer and e) trough AUEPS. The Buyer shall comply with the in fore guidelines and policies of banks regarding the acceptance of checks, the buyer shall also comply with the applicable laws. All payments of sold and delivered Product shall be carried out within 30 Days from the delivery date. All other payments to the Seller shall be carried outs within 15 Days after the exhibit from the Seller of the written requirement of the due payment and the reason for it, the amount and nature of the obligation. In the event that any payment as per this Contract is payable in Day in which Banks are closed, such payment can be carried out on the next Day in which the Banks reopen. In the event that the Buyer incurs in default, it will be obliged to pay the Seller a moratory interest rate as per the following:

•	The applicable interest rate to the due balance, will be such that results from applying the average monthly of the TIIE, determined by the Central Bank and published in the Official Federation Gazette corresponding to a 28 Days term.

•	For the purpose of obtaining the monthly average of the TIIE rate, the arithmetic addition of the TIIE rates in force and known shall be considered, from the first day, until the third labor day prior to the end of the immediate month prior to the month in which the rte is applicable, divided between the number of days considered in the arithmetic addition and the result shall be divided by twelve and multiplied by a 2.5 factor.

•	The amount of moratory interests, shall be such that results from multiplying the default due balance by the quotient that results in dividing the monthly rate between 30 and multiplied by the number of days in the default in such Month, including the date of payment.

•	If at any moment there is an impediment to determine the TIIE rate, the applicable rate shall be the one that replaces it by official disposition.

In the event that the aforesaid is amended by the Corporate Finance Office, parties agree to execute the respective agreement to update such amendment.

In the event that a check is returned by any cause, this situation shall originate charges for the following concepts: Amount of the returned check, moratory interest and Value Added Tax for penalization of moratory interest rate (when both proceed together), penalization of 20% of returned check, VAT penalization and bank charges. The mentioned interests shall be paid immediately, in the intelligence that this is independent from the application of any other disposition or legal resource by the Seller, derived from this Contract or any other source (including what’s provided in Clause 9 point 9.5). In the event of charges in moratory interest, the payment shall be applied first to interests and after to the amount of the invoice in such a way that if there is an amount due remaining it will be part of the capital, which will continue to generate interest rtes until the total amount of debt is paid fully.

If by any reason, some invoice(s) of sold and delivered Product is not registered in the Banking institution trough which the collection is carried put, the Buyer shall carry out de payment of the corresponding amount, as per the price structure in force at the moment of the date the Product was delivered, in the intelligence that for these cases the due date of the invoice shall not be affected.

9.2 Exemption, renewal or reduction of guarantee for product sale by credit: The Seller reserves the right to grant exemption of guarantee for Product sale by credit, as per the guidelines approved by the Board of Directors of Pemex Gas y Petroquimica Basica, and that are applied by its Institutional Credit Committee, and also to withdraw the Buyer such exemption or to determine the decrease of the amount of the guarantee that exhibits or its renewal, as per the provisions of such Committee, with reason of any unfulfilment to the in force requirements for exemption of guarantee or if it stands under the provisions for its decrease.

9.3 Payment Guarantees: In the event that the Buyer does not have an exemption of guarantee granted by the Seller, or in the event that the Buyer unfulfil any payment as per this Contract, the Seller may oblige the Buyer to guarantee the payment of the Product supplied as per this Contract trough letters of credit, bond or any other form of guarantee chosen by the Seller. The letter of credit or bond shall be (i) issued by a bank or financial institution authorized to operate in the Mexican Republic, accepted by the Seller, (ii) unconditional and irrevocable, (iii) for a term accepted by the Seller, (iv) payable at the first extrajudicial requirement to the Seller by the issuer, independently of any opposition from the Buyer, and (v) for a reasonable amount established by the Seller. In the event that the Seller demands from the Buyer to guarantee the payment of the product according to the aforesaid, and such fails to do so within 5 Days after the Day in which such is demanded, the Seller may terminate this Contract with immediate effects (without the need of judicial declaration), trough a personal notification before the Buyer.

9.4 Cost Payments: The Buyer shall cover all expenses and bank commissions related to the payments that need to be made to the Seller as per this Contract, including, not limited to any cot related to establishment of letters of credit and guarantees mentioned in Clause 9.3.

9.5 Breach of payment: In the event that the Buyer breaches any payment as per this Contract, the Seller (notwithstanding any other right or legal resource derived from this contract or any other source) shall have the right at its sole discretion to (i) demand the payment of the corresponding moratory interests as per the in force rate determined by the Finance Corporate Organization, having for this purpose the term to pay after 10 days due,(ii) in the event that the invoice and the interests are not paid within this additional margin, on day 11 after the due date, the Product delivery shall be suspended, until the Buyer pays the due mounts and the interests derived from it, and if this is not done the claim of the respective guarantee shall proceed or judicial intervention and (iii) unless the Buyer pays within 10 Days after the payment is due, to rescind this contract with immediate effects (without the need of judicial declaration) trough a personal notification before the Buyer of al owed amounts and the corresponding interests.

CLAUSE 10. PROHIBITION TO COMPENSATE.

The Buyer states and guarantees that:

(a)	this Contract has been duly authorized, and all corporate acts have been carried out necessary for this effect.

(b)	this Contract is valid and it is legally binding and mandatory according to its terms.

(c)	has by its own means or trough third parties, the adequate equipment and trained personnel to handle, transport, store and process Sulfur, and also to attend emergencies that may result from such handling, storage, transportation and processing;

(d)	has obtained all permits required to handle, transport, store and process Sulfur, and the third parties who are its contractors for transportation of the product have also obtained all permits required, in both cases, including those required by the Secretary of Social Development (Secretaría de Desarrollo Social) “SEDESOL” and the Environment, Natural Resources and Fishing Secretary “SEMARNAP” (Secretaría del Medio Ambiente, Recursos Naturales y Pesca) and that such permits are in force (in the intelligence that the Buyer will notify the Seller if any of the permits are cancelled, revoked, annulled or terminated);

(e)	knows, and obliges to comply the existing safety regulations and requirements of the Shipper Centers that will be used to carry out the acts matter of this Contract;

(f)	the Product acquired as per this Contract is exclusively for the production and commercialization of products derived from petroleum.

(g)	it has an in force insurance policy granted by a duly authorized insurance institution to operate in Mexico, which is sufficient to cover losses, damages or reduction to the persons and properties of the Seller and third parties originated by acts or omissions regarding this Contract and that the third parties who are its contractors for the transportation of the product have also insurance policies to cover the mentioned risks.

(h)	cover its fiscal obligations derived from this contract , as per the applicable laws.

(i)	in equal circumstances, it will prefer the Seller for the acquisition of the Product.

(j)	each one of the aforesaid statements and guarantees are true and valid on the date this Contract begins is executed and will remain true and valid on each day of delivery of the Product, as if the such statements and guarantees are made on the delivery date.

CLAUSE 12. LABOR RELATIONS.

The Buyer as a business and as employer of its employed personnel due to this Contract, is the sole responsible of the obligations derived from the legal dispositions and labor regulations and social security dispositions before its employees and the Seller shall not be considered at any moment as substitute employer in relation with such personnel, so the Buyer shall respond before the Seller for any claim initiated by the Buyer’s personnel against the Seller, defending it from liability and to return any amount spent regarding this issues.

CLAUSE 13. TERMINATION OF CONTRACT.

The parties may terminate this Contract due to any of the reasons provided herein and also due to the following:

•	By expiry of the term, as per Clause 25 of this Contract.

•	The Seller may terminate this Contract without liability, giving prior notice to the Buyer with 30 Days in anticipation to the effective date of termination.

•	Parties may agree on the termination of this Contract due to chance or force majure as per Clause 17.

•	By rescission due to imputable causes to the Buyer, and in that case the Seller will make the guarantees effective as per this Contract to cover the respective debt.

•	By mutual agreement.

The termination or rescission of this Contract according to clauses 13, 14 or 25 or by any other motive provided in this Contract, shall turn payment obligations of the Buyer which are subject to term, to be demanded on the moment the termination or rescission comes into effect and the Buyer will not be released from payment obligations as per this Contract.

CLAUSE 14. SPECIAL CAUSES FOR RESCISSION.

14.1 Causes for Rescission: The Seller (regardless of any other right or legal resource derived from this Contract or any other source) ay rescind this contact with immediate effects (without the need of judicial declaration), trough a personal and written communication given to the Buyer, in the event that:

(a)	The Buyer initiates procedures to be declared bankrupt or insolvent; if it promotes or is subject to a reorganization ordered by a court; uses the benefits of the Law to release debtors; carries out cessions in favor of its creditors due to the incapacity to face its obligations before them; admits in writing the incapacity to pay debts in general, or any other generally known act of insolvency, bankruptcy, or if the Buyer declares a suspension in payments.

(b)	if any resolution or court order is issued which declares the Buyer bankrupt or insolvent, or that approves a petition for reorganization, a petition to use the benefits of the Law to release debtors, or designating a syndic or inspector or if it ordered the dissolution or liquidation of the Buyer.

(c)	if any of the permits given to the Buyer to handle, transport, store and process Sulfur, or its contractor third parties for transportation of the Product, including in both cases, permits issued by SEDESOL and SEMARNAP related to such Product, is cancelled, revoked, annulled or terminated and such permit is not renewed or regularized within a period of (30) Days, in the intelligence that during such period, the Seller shall have at its own discretion without responsibility, the right to suspend the Product deliveries until such permit is renewed or regularized.

(d)	any statement from the Buyer to the Seller under this Contract results false or incorrect at the time of its execution or during any delivery date of the Product.

(e)	if the Buyer does not comply with its obligations under the terms of this Contract.

14.2 Effects of Contract Rescission: The rescission of this Contract according to Clause 14.1, or by an other reason, does not release the Buyer from paying any amounts a per this contract and the payment of damages and prejudices.

CLAUSE 15. CONFIDENTIALITY.

Parties agree that this Contract, and all the information related to it, obtained by a party from the other trough any of its officers, including directors, employees or other representatives (the Contract and such Information referred as “Information” for the purposes of this Clause 15), shall be treated as confidential property and shall not be disclosed without express written consent from the other party. Notwithstanding the foregoing, the parties are able to disclose the Information according to government, administrative or judicial requests, as long as the disclosure is mandatory for such party and for not doing it incurs in civil or penal liability. In the event that the parties disclose any Information in violation of this Clause 15, the other party shall have the right, regardless of any other right or legal resource as per this contract, or any other source, to terminate this Contract with immediate effects (without the need of judicial declaration) trough written notice to the other party. This obligation of confidentiality is permanent and it won’t stop due to expiration, suspension, termination or rescission of this Contract.

CLAUSE 16. NON STIPULATION IN FAVOR OF THIRD PARTIES; CESSIONS.

16.1 Non stipulation in favor of third parties: No disposition of this Contract is designed and shall not be interpreted in such way that it grants a person or entity any right under this Contract as a stipulation in favor of third parties.

16.2 Cessions by the Buyer: The Buyer cannot transfer to any person a right or interest in this Contract, nor to delegate any obligations without prior consent from the Seller. In the event that the Buyer tries to perform any cession or delegation, without written consent from the Seller, it shall have the right, regardless of any other right or legal resource as per this contract, or any other source, to terminate this Contract with immediate effects (without the need of judicial declaration) trough written notice to the other party.

16.3 Cessions by the Seller: With the exception f the right to receive payment from the supplied Product as per this Contract (which can be freely transferred by the Seller), the Seller cannot transfer to any person any right or interest in this Contract, nor delegate any obligation without prior written consent from the Buyer. The Seller is able, with complete freedom, to transfer its rights and delegate the obligations derived from this contract to any of its Affiliates. In the event of a cession by the Seller as per this Clause 16.3, the Seller shall be released from any liability under the terms of this Contract in relation to the delegated obligations.

CLAUSE 17. LIABILITY RELEASE.

17.1 Chance or Force Majure. Unless otherwise provided in this Contract, under the terms of articles 2017-V and 2111 of the Federal Civil Code, none of the parties shall be obliged or liable for loss, damage or reduction caused by chance or force majure, as long as they did not cause or contribute to such event.

The concept of chance or force majure due to financial or commercial events is expressly excluded.

The party which alleges the fore majure or chance, shall engage all efforts and reasonable actions to mitigate or remedy the effects of chance or force majure. None of the parties is released from their obligations which due to their nature where not affected by such events.

Notwithstanding the aforesaid, the parties agree that the non recoverable costs in which, to comply the obligations derived from this Contract, where incurred by the notified party until the moment the chance or force majure is proven, such will be reimbursed by the party that invokes the fore majure or chance in a term of three labor days from the Day such is requested in writing, in the intelligence that the mentioned costs have to be duly proved.

In order to release the parties from liability due to chance or force majure, the following shall be indispensable conditions for the requesting party:

(a)	To notify as per Clause 17.2, even when the existence of the event is of public dominium.

(b)	Proves trough an expert’s examination, within 5 labor days following the corresponding notice the existence of chance or force majure, and the impossibility to fulfill with the obligations; accepting both parties that failure to do so, the force majure or chance invoked will not be considered as such.

The obligations in charge of the parties as per this Contract, shall be suspended during the period such impossibility lasts due to the force majure or chance. If such period is for more than 60 Days any of the parties shall have the right to terminate this Contract trough a written notice with an anticipation of at least 30 Days.

17.2 Notification: The party which appeals to the force majure or chance, shall notify, according to Clause 21, to the other party (i) the occurrence of the event and (ii) the moment in when the event stops the impossibility of such party to comply with this Contract. In both cases, the notification shall be made as soon as it is reasonably possible, but never after (3) labor days of the date in which the party acknowledge the event or should had acknowledged the events described in points (i) and (ii). Notwithstanding the above, if the force majure or chance interrupts communications in a way that it becomes impossible to carry out the notifications as provided herein, the party who invokes the force majure or chance shall carry out the notification as soon as it is reasonably possible once communications are reestablished, but not after the next labor Day after such reestablishment. In the event that the parties do not carry out the aforesaid notification under the terms provided, shall loose its right to allege chance or force majure.

17.3 Payment of sold and delivered Product: No disposition provided in this clause 17 shall release the Buyer from its obligation to pay the price of the sold and delivered Product fully and to pay any other amount owed to the Seller as per this Contract.

17.4 Non imposition of obligation to prorate: In the event that as a consequence of a force majure or chance, the Seller at any moment does not have enough availability of the Product to be supplied to the Buyer under this Contract and to other clients under the commitments the Seller has with them, it shall not be allowed to prorate the available Product among its clients, including the Buyer, and shall be able without liability to distribute the available Product as it deems convenient; in the intelligence that, if any all of a sudden an act of nature or force majure takes place, the Seller will not be obliged under any circumstance, to buy the Product from a third party in order to be able to sell it to the Buyer.

17.5 Other causes for liability release: Parties agree that this Contract and all its effects is suspended temporarily, extending as the Seller deems, the term for a time equivalent to such suspension, when due to chance or force majure, the Buyer has to stop production. In the event that due to such chance or force majure, the production is only reduced, the volume agreed as per this Contract shall be decreased proportionally as the production, and the contracted volume extended, as the Seller deems, so that the not supplied volume is compensated, under the price in force in the day of such compensation.

In any of the cases indicated, the party who is notified of the suspension may terminate this Contract in anticipation, without the need of judicial declaration and without liability to any party, except for that provided on this Clause.

CLAUSE 18. LIMITS IN LIABILITY.

When due to willful misconduct or involuntary act that suggests guilt of any of the parties, understanding such as: the intentional and conscious conduct or unconscious conduct by negligence an accident or catastrophic act is provoked motivated by a licit or illicit act and causes damages to the other party, the guilty party shall be civil responsible, and it will be obliged to grant an indemnification to the affected party as per article 1915 of the Federal Civil Code.

According to article 2110 of the Federal Civil Code, for the parties, the liability in payment of damages shall only apply to those damages which are direct and immediate consequence of its conduct, licit or illicit under the terms of the aforesaid two paragraphs, and if there is no responsibility justification.

CLAUSE 19. CHANGE OF CIRCUMSTANCES

Terms and conditions of this Contract have been agreed taking into consideration the existing commercial circumstances, at the time of execution. In the event that a substantial change in such circumstances follows, that affects the parties negatively and substantially in the fulfillment of their obligations as per this contract, such party may request the renegotiation of one or more Clauses or Exhibits, specifying the change of circumstance in which the request is based. Upon receiving such request the parties shall meet and negotiate in good faith during a term that shall not exceed 30 Days from the date or request, to determine if they are able or not to adjust the terms of the Contract. If the parties do not come to an agreement regarding such modifications under the term appointed, any party may terminate this contract at the end of any Month, trough a written notification given to the other party at least 30 Days prior to the termination date. During the period between the termination notification date and the actual Day of termination, all obligations under the terms of this contract shall continue in force.

CLAUSE 20. SATISFACTORY DOCUMENTATION.

The Buyer shall provide timely to the Seller a list of the persons empowered to represent the Buyer in deals with the Seller, and such shall have al powers and faculties that the Buyer appoints under its sole responsibility, and the power of attorney or representation document that proves such faculties. The Buyer shall maintain at all times, the list duly updated and shall provide the Seller any other information or documentation that the Seller reasonably requests regarding the financial or corporate condition of the Buyer during the duration of this Contract.

CLAUSE 21. NOTIFICATIONS.

Unless otherwise provided in this Contract, all notices and communications between the parties shall be done by written and will have effects when received by the addressee indistinctly in the addresses or faxes written below:

The Seller:

Pemex Gas y Petroquímica Básica

Av. Marina Nacional No. 329

Edificio 1917 (B-1), Piso 10

Col. Huasteca, 11311 México D.F.

Fax: 5232-5323

Attention: Cap. Jesús Gontrán Lizárraga Almada

The Buyer:

RODHIA FOSFATADOS DE MÉXICO, S.A. DE C.V.

TEMISTOCLES NO. 10 PISO 9

COL. CHAPULTEPEC POLANCO

DELEGACIÓN MIGUEL HIDALGO

C.P. 11580

Fax: 5282-1819

Attention: Sr. Rodolfo Menéndez Menéndez

Or to any other address or fax number that the parties notice as per the above.

CLAUSE 22. AUTONOMY OF DISPOSITIONS.

The invalidity, illegality or lack of forcibility of any of the dispositions of this Contract, shall not affect in any way the validity and obligatoriness of all other dispositions of this Contract, unless the purpose of the Contract itself.

CLAUSE 23. MODIFICATIONS.

Any modification to the Agreement shall be through written agreement between the parties.

CLAUSE 24. LEGAL REGIME AND JURISDICTION.

This contract shall be governed and interpreted according to the federal laws of Mexico. Parties agree to submit expressly to the Laws of Mexico and the jurisdiction of the Federal Courts with residence in Mexico City, to resolve any controversy regarding the interpretation, fulfillment or breach of this Contract, waiving any other court or tribunal that may apply by virtue of their present or future domicile or any other cause.

CLAUSE 25. DURATION.

This Contract shall be in force as of August 15th, 2000 and subject to the termination dispositions provided in other Clauses of this Contract, and shall remain in force for a period of one year, being this term mandatory, in the understanding that, if any of the parties delivers a termination notice at the end of the one year term, the Contract shall be renewed automatically for an indefinite term, with the possibility to terminate the Contract at the end of any Month trough a notice 3 Months prior to the termination date and according to Clause 21 herein, maintaining all obligations as per this document in force during the period of the notification and the termination.

CLAUSE 26. TOTALITY OF THE CONTRACT.

This Contract provides all the rights and obligations derived from the business relationship between the Buyer and the Seller due to the purchase of the Product, unless the law, regulations or dispositions provide additional obligations to the parties; therefore, the Contract is the total agreement and replaces any other prior contract or agreement, written or oral between the Buyer and the Seller or any of its Affiliates, regarding the purchase of the Product. No contract executed before nor any negotiation between the parties during the course of their negotiations, and also any statement of any officer, employee or representative of the Buyer made prior to the execution of this Contract shall be admitted for the interpretation of the terms and conditions herein. The Buyer confirms that there are no implicit statements carried out by the Seller that have motivated or induced to the execution of this Contract.

IN WITNESS WHEREOF, parties state that there has been no error, misconduct or bad faith, or any defect of consent for its execution, therefore they subscribe this Sulfur Supply Contract in duplicate, being one original for each party by their legal representatives in the City of Mexico Distrito Federal, as of the date appointed.

SELLER PEMEX GAS Y PETROQUÍMICA BÁSICA	BUYER RHODIA FOSFATADOS DE MÉXICO, S.A. DE C.V.

CAP. J. GONTRÁN LIZÁRRAGA ALMADA BASIC PETROCHEMICALS COMMERCIALIZATION MANAGER	SR. SILVIO FAGUNDES LUCINDA APODERADO LEGAL

This signatures page is part of the Sulfur Supply Contract, executed as of November 1st, 2000 between Pemex Gas y Petroquímica Básica and Rhodia Fosfatados de México, S.A. de C.V.

EXHIBIT 1

PRODUCTION CENTERS AND SHIPPER CENTERS

PRODUCTION CENTERS AND SHIPPER CENTERS

MINATITLÁN, VER.

MATAPIONCHE, VER.

SALINA CRUZ, OAX.

NUEVO PEMEX, TAB.

CD. PEMEX, TAB.

EXHIBIT 2

PRODUCT SPECIFICATIONS

SPECIFICATION OF

LIQUID SULFUR

PROOFS	UNITS	METHODS	SPECIFICATION

SULFUR	%	SMCA 1039	99.9 MIN.

ASHES	%	SMCA 1041	0.03 MAX.

HUMIDITY	%	SMCA 1040	0.1 MAX

ACID LIKE H2SO4%		SMCA 1041	0.01 MAX

CARBON	%	SMCA 1044	NOTHING

SELENIUM	%	SMCA 1042	NOTHING

TELLURIUM	%	SMCA 1042	NOTHING

ARSENIC	%	SMCA 1042	NOTHING

FLUORINE	%	—	NOTHING

EXHIBIT 2

TERMS TO ESTABLISH DELIVERY PROGRESS

Buyer’s Manual

TERMS TO ESTABLISH DELIVERY SCHEDULES

I. ORDER DELIVERY

Not later that the fifth Day of each Month, the Buyer shall send to the Seller a proposed delivery Schedule regarding the next Month, trough the document named “Request Form” attached to this Exhibit 3. The Buyer shall send such proposed Schedule by Fax to the following numbers: 232-53-62, or by courier service to the Basic Petrochemicals Commercialization Management Office, located in Ave. Marina Nacional No 329 Building 1917 (B-1), Floor 10, Col. Huasteca C.P. 11311, México, D.F.

II. DEFINITE DELIVERY SCHEDULE

When the Buyer delivers the request by fax or courier service, as per Num. 1 above, the Seller will deliver or send to the Buyer within 15 Days, the document named “Definite Delivery Schedule Form”, attached to this Exhibit 3.

The Definite Delivery Schedule Form, besides being the order confirmation, , it is also the definite delivery Schedule in relation to the respective Month. It will be elaborated according with the preliminary balance of Product availability and will serve to the Seller to plan its production Schedules and Product movements, and to the Buyer for it to establish its prior commitments with the transportation companies; in the intelligence that the requested Product amounts by the Buyer in its order may be modified by the Seller in this Definite Delivery Schedule under the terms of Clause 3.3.

III. CONFIRMATION OF DATE AND REMOVAL PLACE OF THE PRODUCT BY TRANSPORT.

The Seller shall deliver to the Buyer a confirmation regarding the deliveries to be carried out during the respective Month, according to number II of this Exhibit, specifying the approximate volume to be delivered and the Days in which the transportation equipment needs to appear to receive the Product corresponding to such Month; such schedule will be named for purposes of this Contract “The Definite Delivery Schedule”, I the intelligence that, (i) The Seller reserves the right to modify the Proposed Delivery Schedule in relation t the percentage of the Contractual Volume to be delivered in such Month, in regard with the availability of the Product in the Shipper Centers.

In the event that the Buyer does not agree with the Definite Delivery Schedule, including any adjustments made by Seller to the proposed Delivery Schedule, the Buyer shall attest it in writing, requesting the changes that deems necessary and the reasons for such, to the Basic Petrochemicals Management; this Office shall analyze factors which permit to accept or reject the requests and shall proceed accordingly, delivering, if it is the case, the reprogramming to the Buyer.

IV. PRESENTATION OF EQUIPMENT AND DOCUMENTS IN THE SHIPPER CENTER.

To be able to hand out the Product; personnel of the corresponding Shipper Center, shall verify the following:

DOCUMENTS

Presentation Letter.

It will be demanded to the transporter contracted by the Buyer to present a letter in letterhead paper, in which the transporter is authorized to receive the scheduled and confirmed Product in representation of the Buyer. The Buyer’s personnel with sufficient representation power shall sign this letter and it shall mention any restrictions to such power of attorney. It shall state that the Seller is released from any liability due to any event that may occur during the transportation of the Product.

When the product is removed in a transport property of the Buyer, this presentation letter shall be carried by the operator of the transport.

Transporter Voucher.

For each shipment delivered, the Shipper Center shall demand from the transport operator a signed voucher in original by personnel of the Buyer with sufficient representation power, preferably in letterhead paper of the Buyer or the transportation Company, with the following information:

•	Name of the Transportation Company (if it is property of the Buyer, the name of the Buyer).

•	Identification number.

•	License plates

•	Name of the operator (ID required)

•	Name of the product to be loaded.

•	Name of the Contracting Buyer.

•	Number of the Verification Certificate issued by the Federal Consumers Office.

•	Product that was transported in the prior trip

•	Verification Certificate of the Equipment, issued by the Federal Consumers Office.

It shall be cared for that the transporters who appear to load have the capacity that is as close as possible to the scheduled modules for each product (+/- 10%).

TRANSPORT

The Buyer shall be responsible that the transports used for the storage and transportation of the Product are in mechanical, security, maintenance and clean conditions for such purpose. Such transport shall always have the technical characteristics required by the regulations issued by the Transportation and Communications Secretary. Also, the Buyer shall be responsible for the compliance of all applicable legal dispositions regarding the transportation of dangerous goods, as per the Regulations for the Transportation of Residuals and Dangerous Goods. Regardless of the aforesaid, the Seller shall be able to inspect the transports, without acquiring any liability due to such.

Prior to allowing entrance to the filling installations, it shall be verified that it complies with the security regulations of the Seller regarding transportation and the operator (for example, exhaust cap, extinguisher, ground connection, etc.).

V. DELIVERY OF THE PRODUCT.

Once all documents have been reviewed accordingly, the transport shall be allowed to enter into the Seller’s facilities in order to load the scheduled Product, as per the following:

•	The Buyer shall be responsible that the transports comply with mechanical, security, maintenance and clean conditions for the transportation of the Product. Also, the Buyer shall be responsible that the transports used for the storage and transportation of the Product are in mechanical, security, maintenance and clean conditions for such purpose, which are provide I the applicable legal dispositions, including but not limited to the Regulations for the Transportation of Residuals and Dangerous Goods.

•	The letters will be reviewed upon entrance.

•	The transport will be weighted empty and such weight shall be registered.

•	The transport shall go to the filling area to load the Product, caring for all internal dispositions and regulations of the Shipper Center related to transit and security inside the facility.

•	When the Transport arrives to the loading area, Personnel of the Seller shall supervise the filling operation.

•	Loading shall be carried out to the normal level in order to guarantee the security during the transportation of the Product; once loaded, it shall be weighted again to determine by difference the amount of supplied Product.

•	With the brute, tare and net weight, the remission receipt will be issued for the delivery of the Product, collecting the receipt signature of the operator and handling copy, with which all responsibility of the Seller will cease regarding the amount delivered, issuing later the corresponding invoice.

•	With the exit authorization the trip to the Buyer’s Plant is authorized, having free pass until the exiting the Seller’s facilities.

VI. FAILURES IN THE RECEPTION OR DELIVERY OF THE PRODUCT IN THE SHIPPER CENTER.

•	When the Buyer does not have the confirmation regarding the date and shipper center, and however, transportation appears in the Shipper Center, the Seller is not obliged to deliver the Product.

•	When the Buyer sends the transport on a different date from that confirmed on the Definite Delivery schedule, the Seller will not deliver the product, resulting in that the Buyer shall pay for all delays and expenses incurred due to extemporary presentation of the transport.

•	If the Buyer does not present transport on the confirmed date and place, the Seller shall not be obliged to reprogram the corresponding delivery unless a force majure cause justifies it.

VII. TRANSPORTATION OF THE PRODUCT

The Seller shall not be responsible for any problem that may appear during the transportation of the product.

Due to the risks involved in handling the Product commercialized by the Seller, it will be mandatory that during its transportation the Buyer, or the transporter have damages to third parties insurance policy.

It will be sole responsibility of the Buyer, the surveillance and control of the transports in transit, to care that such arrive on time to the destinations programmed by the Seller. However, and with the purpose to avoid that the transports arrive to different clients than the Buyer, all detours and diversions shall be reported to the Seller in order to correct them when possible, or to apply corresponding sanctions to the parties involved.

In the event that the transports are involved in accident, independently from the assistance that needs to be provided by the company responsible for the Product, on that moment, and the help it may receive from other entity, the Buyer may communicate with the Seller requesting corresponding help.

VIII. RECOMMENDATIONS TO THE BUYER.

When transportation arrives to the Plant, it shall be verified that:

•	The Product is for the Buyer.

•	That all documentation is complete.

•	That it is the requested Product.

•	That the amount received is that stated in the documents.

•	That the quality of the Product complies with the specifications agreed with the Seller.

Any anomaly related to the above, shall be reported immediately to the corresponding office of the Basic Petrochemicals Commercialization Management (the Management).

•	When the Buyer receives product no assigned for it, the Seller reserves the right to apply the corresponding sanctions, due to that such actions affect seriously the materialization of the programs, the opportune recovery of the product voucher and the operation of the plant of the Buyer originally scheduled.

•	When the Buyer reports to Management that it received a transport destined for another client, the Management shall arrange with the original client, the recovery of such shipment, due to that by any reason it will be allowed that product destined for one client is received b another, and it never should be unloaded.

•	When documentation is not complete and the Buyer has doubts it shall call the Management, which will provide the necessary information.

•	When the product received by the Buyer is not the product requested, Management shall assist technically on the identification of such and to define the destination of such product.

•	As a service to the Buyer, when a lack is detected by Management, by request of the Buyer, it may verify it and help with the determination of the responsibilities.

•	When the Product does not comply with the agreed quality, Management shall intervene to verify and determine the possible cause for the problem.

•	The Buyer shall present to Management, during the first week of each Month, a relation-proof of receipt of the received shipments of the prior Month, with the following information:

•	Destination in which it was received.

•	Product.

•	Identification Number of transport.

•	Amount Received

•	Date it was received.

•	Remission number

•	Observations

LETTERHEAD PAPER OF THE COMPANY

REQUEST FORM

(PROPOSED SCHEDULE)

Corporate Name: ___________________________________________________________________________________
Phone Number: ____________________________________________________________________________________
Fax:

Date of Request:

Product Requested:

Request for the Month of: ____________________________________________________________________________
Destination of the Product:

SHIPPER CENTER

1st week	tue-1-oct	wed-2-oct	thu-3-oct	fri-4-oct	sat-5-oct	sun-6-oct	mon-7-oct		TOTAL
0

2nd week	tue-8-oct	wed-9-oct	thu-10oct	fri-11-oct	sat-12-oct	sun-13-oct	mon-14-oct	mar-15-oct	TOTAL
0

3rd week	wed-16-oct	thu-17-oct	fri-18-oct	sat-19-oct	sun-20-oct	mon-21-oct	tue-22-oct	wed-23-oct	TOTAL
0

4th week	thu-24-oct	fri-25-oct	sat-26-oct	sun-27-oct	mon-28-oct	tue-29-oct	wed-30-oct	thu-31-oct	TOTAL

0

TOTAL SCHEDULED CLIENT:

CONSUMPTION FORECAST (FOR THE NEXT TWO MONTHS)

MONTH	REQUESTED AMOUNT (MT)

NAME OF THE PERSON AUTHORIZED TO ELABORATE THE REQUEST

SIGNATURE.

DEFINITE DELIVERY SCHEDULE FORM

AMOUNTS IN MT

Corporate Name: ___________________________________________________________________________________
Phone Number: ____________________________________________________________________________________
Fax:

ATTENTION:

BY THIS MEAN WE INFORM YOU THE DEFINITE DELIVERY SCHEDULE FOR THE MONTH OF:

PRODUCT:

SHIPPER CENTER

1st week	tue-1-oct	wed-2-oct	thu-3-oct	fri-4-oct	sat-5-oct	sun-6-oct	mon-7-oct		TOTAL
0

2nd week	tue-8-oct	wed-9-oct	thu-10oct	fri-11-oct	sat-12-oct	sun-13-oct	mon-14-oct	mar-15-oct	TOTAL
0

3rd week	wed-16-oct	thu-17-oct	fri-18-oct	sat-19-oct	sun-20-oct	mon-21-oct	tue-22-oct	wed-23-oct	TOTAL
0

4th week	thu-24-oct	fri-25-oct	sat-26-oct	sun-27-oct	mon-28-oct	tue-29-oct	wed-30-oct	thu-31-oct	TOTAL

0

TOTAL SCHEDULED CLIENT:

TOTAL CLIENT CARRIED OUT:

WE ARE AT YOUR SERVICE FOR ANY INQUIRIES REGARDING THE ABOVE IN MARINA NACIONAL No. 329 BUILDING B, 10TH FLOOR, COL. HUASTECA, MÉXICO D.F. ZIP CODE 11311, PHONE: 232-53-39

S IN C E R E L Y

NAME AND SIGNATURE

EXHIBIT 4

INDEPENDENT INSPECTORS

INDEPENDENT INSPECTORS

SAYBOLT DE MÉXICO, S.A. DE C.V.

G. Zamora No. 900

96400 Coatzacoalcos, Ver.

Phone: (921) 24435 and (921) 20123

Fax, (921) 26665

CALEB BRETT

Monte Pelvoux No. 110-40

11000, México, D.F.

Phone 5206924 and 5206641

Fax: 5406645

SOCIÉTÉ GENÉRALE DE

SURVEILLANCE DE MÉXICO,

S.A. DE C.V.

Ingenieros Militares 85-5

11230 México, D.F.

Phone: 3588255 and 3588684

Fax. 5769770

COMPAÑÍA MEXICANA DE INSPECCIÓN

Y EMBARQUES, S.A. DE C.V.

Quevedo no. 201

At´n Mr. Antonio Yañez

Phone: (921) 30381

Fax: (921) 20810

INSPECTORATE CHAS MARTIN, S.A. DE C.V.

Av. John Spark No. 319

Malecón Costero

At´n: Mr. Armando Rodríguez

Phone: (921) 21842

Fax: (921) 20810

EXHIBIT 5

PRICE

PRICE OF THE PRODUCT

P.L.= MINIMUM OF (MATAPIONCHE, , NVO. PEMEX, CD. PEMEX, SALINA CRUZ AND MINATITLAN)	[{(REFERENCE PRICE * F. DISCOUNT)-MARKET DIFFERENTIAL}] *TC [{(REFERENCE PRICE-MARKET DIFFERENTIAL) * F. DISCOUNT }] *TC

P.L.: LIST PRICE OF (****)

REFERENCE PRICE: (****)

TAMPA REFERENCE: (****)

ACTUALIZATION DATE: 1ST DAY OF EACH MONTH.

MARKET DIFFERENTIALS

DLLS/TON
CPG. MATAPIONCHE	(	****)
CPG. CD. PEMEX	(	****)
CPG. NVO. PEMEX	(	****)
SALINA CRUZ	(	****)
MINATITLAN	(	****)

DISCOUNTS:

MONTHLY VOLUME	DISCOUNT FACTOR
500 – 2,500	(****)
2,501 – 5,000	(****)
5,001 – 7,500	(****)
7,501 – 10,000	(****)
10,001 – 15,000	(****)
15,01 – 20,000	(****)
> 20,000	(****)

Price formula, discounts per volume, and adjustments by market differentials (logistic) shall be updated according to market conditions and the guidelines provided by the Petroleum Prices, Natural Gas and Petrochemical Products Committee of Petroleos Mexicanos or the person or organization or committee that replaces such.